UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

First BanCorp.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561882

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1519 Ponce De León Avenue, San Juan, Puerto Rico	00908-0146

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 729-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act

ITEM 2.02 Results of Operations and Financial Condition

     On July 19, 2005, First BanCorp. (the “Corporation”) announced its unaudited results of operations for the second quarter and six-month period ended June 30, 2005. A copy of the Corporation’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The information included in this Form 8-K, included in Item 2.02 and Exhibit 99.1, attached hereto, is intended to be furnished for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits

     (C) Exhibits

     The following exhibit shall be deemed to be furnished for purposes of the Securities Exchange Act of 1934, as amended.

     99.1 Press release dated July 19, 2005, announcing First BanCorp’s consolidated earnings for the second quarter and six-month period ended June 30, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCORP.

By:	/s/ Annie Astor-Carbonell

Annie Astor-Carbonell
Senior Executive Vice President and Chief Financial Officer

Date: July 20, 2005

Exhibit Index

Exhibit Number	Description

99.1	Press release dated July 19, 2005, announcing First BanCorp’s consolidated earnings for the second quarter and six-month period ended June 30, 2005.